Advancing medicines. Solving problems. Improving lives. 1 Advancing medicines. Solving problems. Improving lives. Corporate Presentation September 2024

Disclaimer © 2024 Aquestive Therapeutics, Inc. This presentation and the accompanying oral commentary have been prepared by Aquestive Therapeutics, Inc. (“Aquestive”, the “Company”, “our” or “us”) and contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “believe,” “anticipate,” “plan,” “expect,” “estimate,” “intend,” “may,” “will,” or the negative of those terms, and similar expressions, are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the advancement and related timing of our product candidate Anaphylm (epinephrine) Sublingual Film through clinical development and approval by the U.S. Food and Drug Administration (FDA), including the timing of submission of supporting and pediatric clinical studies, holding a pre-New Drug Application (NDA) meeting with the FDA and filing the NDA for Anaphylm with the FDA, and the following launch of Anaphylm, if approved by the FDA; that the results of the Company’s clinical studies for Anaphylm are sufficient to support submission of the NDA for approval of Anaphylm by the FDA; that Anaphylm will be the first and only oral administration of epinephrine and accepted as an alternative to existing standards of care, if Anaphylm is approved by the FDA; the expected growth of the U.S. epinephrine market including in value and the opportunity such growth presents to the Company should Anaphylm be approved by the FDA; the advancement and related timing of our Adrenaverse pipeline epinephrine prodrug product candidates, including AQST-108, through clinical development and FDA regulatory approval process, including holding a pre-IND meeting with the FDA for AQST-108 and the following launch of AQST-108, if approved by the FDA; the advancement and related timing of our product candidate Libervant® (diazepam) Buccal Film for the indicated epilepsy patient population aged between six and eleven years through clinical development and FDA regulatory approval and the following launch of Libervant for this patient population if approved by the FDA; the approval for U.S. market access of Libervant for this patient population aged six years and older and overcoming the orphan drug market exclusivity of an FDA approved nasal spray product of another company extending to January 2027 for Libervant for these epilepsy patients six years of age and older; the advancement, growth and related timing of our Adrenaverse pipeline of epinephrine prodrug product candidates, including AQST-108 (epinephrine) Topical Gel, through clinical development including design and timing of clinical studies including those necessary to support the targeted indication of Alopecia areata for AQST-108, and holding a pre-investigational new drug application meeting (IND) with the FDA, and the following launch of AQST-108, if approved by the FDA; the commercial opportunity of Libervant, Anaphylm, AQST-108 and our other product candidates, including potential revenues (including projected peak annual sales) generated from commercialization of these products and product candidates should these product candidates be approved by the FDA; the potential growth of our patent portfolio including the extension of patent protection for Anaphylm should the pending patents be approved by the U.S. Patent and Trademark Office (PTO); the potential benefits our products and product candidates could bring to patients; our cash and financial position, including with respect to our 2024 financial outlook; and business strategies, market opportunities, and other statements that are not historical facts. These forward-looking statements are based on our current expectations and beliefs and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Such risks and uncertainties include, but are not limited to, risks associated with our development work, including any delays or changes to the timing, cost and success of our product development activities and clinical trials and plans, including those relating to Anaphylm (including for pediatric patients), AQST-108, and the Company's other product candidates; risks associated with the Company’s distribution work for Libervant, including any delays or changes to the timing, cost and success of Company's distribution activities and expansion of market access to patients aged two to five for Libervant; risk of delays in advancement of the regulatory approval process through the FDA of our product candidates, including the filing of the respective NDAs, including for Anaphylm, AQST-108, Libervant for patients aged between six and eleven and other product candidates, or failure to receive FDA approval at all of any of these product candidates; risk of the Company’s ability to generate sufficient clinical data for approval of our product candidates, including with respect to our PK/PD comparability submission for FDA approval of Anaphylm; risk of the Company’s ability to address the FDA’s comments on the Company’s future clinical trials and other concerns identified in the FDA Type C meeting minutes for Anaphylm, including the risk that the FDA may require additional clinical studies for approval of Anaphylm; risk of the success of any competing products; risk that we may not overcome the seven year orphan drug market exclusivity granted by the FDA for the approved nasal spray product of another company in the U.S. in order for Libervant to be granted U.S. market access for patients aged six years and older until the expiration of the orphan drug market exclusivity period of the nasal spray product due to expire in January 2027, or for other reasons; risk of loss of U.S. market approval of Libervant for patients aged between two and five resulting from a legal challenge relating to U.S. orphan drug market exclusivity by the owner of the approved nasal spray product with respect to the FDA’s approval for U.S. market access of Libervant for this pediatric patient population, or for other reasons; risks and uncertainties inherent in commercializing a new product (including technology risks, financial risks, market risks and implementation risks and regulatory limitations); risk of development of a sales and marketing capability for commercialization of our product Libervant and other product candidates, including Anaphylm and AQST-108; risk of sufficient capital and cash resources, including sufficient access to available debt and equity financing, including under our ATM facility and the Lincoln Park Purchase Agreement, and revenues from operations, to satisfy all of our short-term and longer-term liquidity and cash requirements and other cash needs, at the times and in the amounts needed, including to fund commercialization activities relating to Libervant for patients between two and five years of age and to fund future clinical development and commercial activities for our product candidates, including Anaphylm, AQST-108 and Libervant for patients aged between six and eleven, should these product candidates be approved by the FDA, and for Libervant patients of six years and older upon expiration of the orphan drug marketing exclusivity period of the nasal spray product; risk that our manufacturing capabilities will be sufficient to support demand for Libervant for patients between two and five years of age and for older patients, should Libervant receive U.S. market access for these older patients, and for demand for our licensed products in the U.S. and abroad; risk of eroding market share for Suboxone® and risk as a sunsetting product, which accounts for the substantial part of our current operating revenue; risk of default of our debt instruments; risks related to the outsourcing of certain sales, marketing and other operational and staff functions to third parties; risk of the rate and degree of market acceptance in the U.S. and abroad of Libervant for epilepsy patients between two and five years of age, and for older epilepsy patients if approved for U.S. market access and after the expiration of the orphan drug market exclusivity period in January 2027; risk of the rate and degree of market acceptance in the U.S. and abroad of Libervant and Anaphylm, AQST-108 and our other product candidates, should these product candidates be approved by the FDA, and for our licensed products in the U.S. and abroad; risk of the success of any competing products including generics; risk of the size and growth of our product markets; risk of compliance with all FDA and other governmental and customer requirements for our manufacturing facilities; risks associated with intellectual property rights and infringement claims relating to our products; risk that our patent applications for our product candidates, including for Anaphylm, will not be timely issued, or issued at all, by the PTO; risk of unexpected patent developments; risk of legislation and regulatory actions and changes in laws or regulations affecting our business including relating to our products and products candidates and product pricing, reimbursement or access therefor; risk of loss of significant customers; risks related to claims and legal proceedings against Aquestive including patent infringement, securities, business torts, investigative, product safety or efficacy and antitrust litigation matters; risk of product recalls and withdrawals; risks related to any disruptions in our information technology networks and systems, including the impact of cybersecurity attacks; risk of increased cybersecurity attacks and data accessibility disruptions due to remote working arrangements; risk of adverse developments affecting the financial services industry; risks related to inflation and rising interest rates; risks related to the impact of the COVID-19 global pandemic and other pandemic diseases on our business, including with respect to our clinical trials and the site initiation, patient enrollment and timing and adequacy of those clinical trials, regulatory submissions and regulatory reviews and approvals of our product candidates, availability of pharmaceutical ingredients and other raw materials used in our products and product candidates, supply chain, manufacture and distribution of our products and product candidates; risks and uncertainties related to general economic, political (including the Ukraine and Israel wars and other acts of war and terrorism), business, industry, regulatory, financial and market conditions and other unusual items; and other uncertainties affecting us including those described in the "Risk Factors" section and in other sections included in the Company’s 2023 Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K filed with the U.S. Securities and Exchange Commission. Given those uncertainties, you should not place undue reliance on these forward-looking statements, which speak only as of the date made. All subsequent forward-looking statements attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by this cautionary statement. The Company assumes no obligation to update forward-looking statements or outlook or guidance after the date of this presentation whether as a result of new information, future events or otherwise, except as may be required by applicable law. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy any of the Company’s securities, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction. PharmFilm® Libervant and the Aquestive logo are registered trademarks of Aquestive Therapeutics, Inc. The trade name “Anaphylm” for AQST-109 has been conditionally approved by the FDA. Final approval of the Anaphylm proprietary name is conditioned on FDA approval of the product candidate, AQST-109. All other registered trademarks referenced herein are the property of their respective owners. 2

Advancing medicines. Solving problems. Improving lives. Advancing medicines. Solving problems. Improving lives. A publicly traded pharmaceutical company (NASDAQ: AQST) focused on advancing medicines to bring meaningful improvement to patients' lives through innovative science and delivery technologies Who we are… 3

Advancing medicines. Solving problems. Improving lives. 4 Drug delivery technologies AdrenaverseTM Prodrug Platform Adrenaverse platform contains a library of over 20 epinephrine prodrugs that demonstrate control of absorption and conversion rates across a variety of dosage forms and delivery sites, including allergy, topical (dermatological), and more. PharmFilm®

Aquestive is the go-to formulation development and commercial manufacturing partner for oral thin film products worldwide Validation from 5 proprietary and licensed commercial products, supplying over 95% of the world’s prescription oral thin films 5 1. Ondif collaboration with Hypera-Pharma (Brazil). 2. Sympazan collaboration with Otter Pharmaceuticals. 3. Libervant FDA Approval. 4. Libervant collaboration with Pharmanovia (Ex-US). 5. Emylif collaboration with Zambon (EU). 6. Suboxone collaboration with Indivior. Our products

Diversified pipeline 6 1. Annual revenue includes revenue for patients 12 and up after launch in 2027. 2. Aquestive Therapeutics data on file.

Advancing medicines. Solving problems. Improving lives. Growth plan 7 1. Assumes satisfaction of all predetermined clinical endpoints and approved by U.S. Food and Drug Administration (FDA). 2. Estimate is based on an orphan drug market exclusivity block until January of 2027 by an FDA approved nasal spray product. 20261 Launch Anaphylm2024 Launch Libervant (ages 2 to 5) 2028+1 Launch AQST-108 2027 Launch Libervant (ages 12 and up) 2 Launch Libervant (ages 6 to 11)1

● Formulation & analytical chemistry (CMC) leaders ● Regulatory experts with 6 FDA approvals ● Clinical trial design and execution ● Intellectual property know-how with 150+ patents worldwide Our end-to-end capabilities Development Production Commercialization ● Leading manufacturer of oral thin film technology (over 2 billion doses distributed for patient use) ● Two manufacturing and packaging facilities located in Indiana ● Comprehensive supply chain sourcing expertise ● Sales, marketing, and market access ● Direct to consumer capabilities ● Licensing and collaboration expertise 8

Financial snapshot (25.0) (20.0) (15.0) (10.0) (5.0) 0.0 5.0 2019 2020 2021 2022 2023 U S D m il li o n s EBITDA excluding R&D by Year - 5.0 10.0 15.0 20.0 25.0 2019 2020 2021 2022 2023 U S D m il li o n s R&D Investment by Year - 10.0 20.0 30.0 40.0 50.0 60.0 2019 2020 2021 2022 2023 U S D m il li o n s Revenue by Year 9

Dedicated and experienced leadership team Daniel Barber President, CEO & Director Lori J. Braender Chief Legal Officer, Chief Compliance Officer, Corporate Secretary Ernie Toth Chief Financial Officer Peter Boyd SVP, HR & IT Mark Schobel Chief Innovation & Technology Officer Cassie Jung Chief Operating Officer Carl Kraus Chief Medical Officer Steve Wargacki Chief Science Officer Sherry Korczynski SVP, Sales & Marketing 10

6 of revenue in 2023 $50M+ 150+ employees based in Indiana and New Jersey More than 2 billion PharmFilm® doses shipped worldwide 19+ years since the company was founded Products are available on 6 continents Over $1.5 billion1 in potential peak annual net sales from pipeline assets (NASDAQ: AQST) 2 Product launches are expected in the U.S. by 2027 drug approvals 1. Aquestive Therapeutics data on file.11

Anaphylaxis and Unmet Needs 12

Advancing medicines. Solving problems. Improving lives. Anaphylaxis: a potentially fatal allergic reaction1 1. Turner PJ, et al. World Allergy Org J. 2019;12100066. Severe systemic hypersensitivity allergic reaction that is rapid in onset and can cause death Poses serious consequences for at-risk patients Often occurs in the community setting Patients at risk for anaphylaxis should have a long-term allergy-management plan 13

Stages of anaphylaxis: early intervention is critical 1 1. Dribin et al., J Allergy Clin Immunol, 2021; Xu et al., Allergy Asthma Clin Immunol. 2014. Skin Skin 14 Gastrointestinal Skin Gastrointestinal Respiratory Cardiovascular Skin Gastrointestinal Respiratory Cardiovascular Mild Moderate Severe Life-Threatening Grade 1 Grades 2 & 3 Grade 4 Grade 5 Serious outcomes can occur in less than 5 minutes. Achieving rapid therapeutic levels is critical, particularly by 5 to 15 minutes.

Advancing medicines. Solving problems. Improving lives. 15 What is happening in the allergy rescue space • Epinephrine, the only medication proven to stop a life-threatening allergic reaction, is the first-line treatment for anaphylaxis • No oral products are available • By nature, EMDs would be put in a carrying case Multiple epinephrine medical devices (EMDs)

Several factors influence epinephrine administration during anaphylaxis

- Comorbidities
  - Rhinitis: 10% - 30%[1,2]
  - Chronic rhinosinusitis: 12%[3]
- Mental issues
  - Needle phobia: 50%[4,5,6]

- Anaphlym™ has the potential to address these issues:
  - Orally administered – not affected by rhinitis
  - No needle or device



1. Nature Reviews Disease Primers on Allergic Rhinitis (2020). 2. Decker et. al. J All Clin Imm (2008). 3. Palmer et. al. All Asthma Proc (2019). 4. Warren et. al. Ann All Asthma Imm (2018). 5. Brooks et. al. Ann All Asthma Imm (2017). 6. Asthma and Allergy Foundation of America Patient Survey Report (2019).

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Aquestive®

Advancing medicines. Solving problems. Improving lives. 17 U.S. market has the potential to grow to ~$2B in value by 20311 1. Aquestive Therapeutics data on file, scripts written for epinephrine autoInjectors have increased at a 15% compound annual growth rate (CAGR) from 2021- 2023. 2. https://foodallergy.org/resources/epidemic-infographic. 2

Lead Asset AnaphylmTM (epinephrine) Sublingual Film 18

Anaphylm executive summary

Anaphylm meets all predetermined primary and secondary endpoints of program clinical studies to support NDA submission

Large Market Opportunity

- ~$2B anaphylaxis market in value by 2031 with high unmet meet[1]



Novel Oral Product

- First and only oral epinephrine product candidate in development for anaphylaxis, with patent protection potentially into 2044
- World leader in oral thin film delivery, with proprietary PharmFilm® technology having been commercialized across six FDA approved products

Path to Launch

- Recently completed adult pivotal studies and met all predetermined primary and secondary endpoints[1]
- Positive FDA Type C meeting provided clear path to NDA submission by Q1 **’25**

1. Aquestive Therapeutics data on file.

Aquestive

+ + Easy To Carry Easy To Administer Works Quickly1 First and only non-device based, orally delivered epinephrine product candidate 1. Aquestive Therapeutics data on file. 20 Anaphylm (epinephrine) Sublingual Film

Advancing medicines. Solving problems. Improving lives. Most common reasons that people don’t carry their epinephrine medical devices (EMDs)1 • Inconvenience • Forgetfulness • Cost • Availability at other places, such as the home, car or school • Expiration of the previous prescription • Complacency if there has been no accidental exposure in a long time • Did not understand that they were supposed to carry it at all times 1. https://community.kidswithfoodallergies.org/blog/new-epinephrine-study-shows-alarming-results; survey result reflect autoinjectors only. 21

Incorporating Anaphylm into patients’ daily lifestyle routine 1. https://www.reviews.org/mobile/cell-phone-addiction; July 2023. 22 75% of Americans feel uneasy leaving their phone at home1 Anaphlym, if approved by the FDA, has the potential to be carried on the back of a phone. 71% experience stress or anxiety in the first 30 minutes after losing their phone1 75% check their phones within 5 minutes of receiving a notification1

High epinephrine prescribing physicians have spoken1 1. Aquestive Therapeutics 2024 Survey data on file. 23 expressed concern that their at-risk patients don’t consistently have an epinephrine auto injector (EAI) with them when away from home~90% articulated that “A sublingual film is more likely to be carried, thereby protecting more at-risk patients”85% believe their at-risk patients too often and inappropriately carry oral antihistamines as a first-line treatment for a severe allergic reaction >75% stated that “My overall Rx’ing of epinephrine would increase if the film were available.” Average anticipated increase: >30%55%

Patients and caregivers have spoken1 1. Aquestive Therapeutics 2024 Survey data on file. 24

Intellectual Property 25

ANAPHYLM Patent Title Status ENHANCED DELIVERY EPINEPHRINE COMPOSITIONS ► 2 US patents granted ► 2 US applications ► 3 Foreign patents ► 8 Foreign applications ► Priority date: May 5, 2016 ► Possible patent term to 2037 ENHANCED DELIVERY EPINEPHRINE AND PRODRUG COMPOSITIONS ► 2 US applications ► 8 Foreign applications ► Priority date: May 5, 2016 ► Possible patent term to 2037 PRODRUG COMPOSITIONS AND METHODS OF TREATMENT ► 1 US application ► 10 Foreign applications ► Priority date: November 1, 2019 ► Possible patent term to 2040 PHARMACEUTICAL COMPOSITIONS WITH ENHANCED STABILITY PROFILES ► 1 US application ► 8 Foreign applications ► Priority date: October 22, 2021 ► Possible patent term to 2042 ENHANCED DELIVERY EPINEPHRINE COMPOSITIONS ► 1 US application ► 1 Foreign application ► Priority date: July 20, 2023 ► Possible patent term to 2044 Anaphylm’s patented technology is broad, deep and constantly evolving with patent protection potentially extending into 20441 150+ patents worldwide with 130 patents pending 26 1. The issued patents have a current expiry of 2037 and 2042. If the current patents applications are issued, patent coverage would be extended to 2044.

Anaphylm Clinical Program 27

Anaphylm program overview Pivotal Study meets predetermined endpoints for single dose and repeat dose Temperature/pH Study and Self-Administration Study meet predetermined endpoints; Oral Allergy Syndrome Study underway Continue to anticipate a pre-NDA meeting with FDA prior to filing 28

Anaphylm is fast-acting and well-tolerated, with a safety profile comparable to standard of care (SOC)1 1 2 3 Rapid absorption as demonstrated by: Consistent pharmacokinetics (PK) demonstrated across 5 administration procedures: Consistent time to peak drug concentration (Tmax) of 12-15 minutes Onset of pharmacodynamics (PD) effects within 2-5 minutes Adverse events (AE’s) were generally mild, all were transient and resolved without intervention Performed consistently in the presence of food (clinically), drink, temperature, and local swelling (non-clinically) Same peak concentration levels as autoinjectors of epinephrine 29 1. Aquestive Therapeutics data on file. Safety and tolerability:

Anaphylm Pivotal Study Results 30

12mg single dose study meets primary endpoints of Cmax, demonstrating biocomparability to current SOC[1]

Primary endpoints predefined as Anaphylm values bracketed between injectable products for (1) maximum drug concentration (Cmax) and (2) area under the curve (AUC)0-10min, AUC0-20min, AUC0-30min, AUC0-45min



Cmax Bracketing
520.6
470.2
469.2
308.2
Amnt (pg/mL)
Auvi-Q®
Anaphylm
EpiPen®
Adrenalin®

1. All figures are baseline corrected (removal of baseline effect) and geometric means; $pAUC_{0\text{-}20min}$ not statistically different ($p > 0.05$) (comparison to EpiPen); Aquestive Therapeutics data on file.

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Aquestive

Primary predetermined endpoint of pAUC, demonstrating biocomparability to SOC¹ to the current SOC is met1Geometric Mean Epinephrine Exposure Levels (pAUC) by Product After a Single Dose 5 10 15 20 40 45 50 55 60 0 50 100 150 200 250 300 25 30 35 Time Post-Dose, min P a rt ia l A U C ( h r* p g /m l) Anaphylm’s partial AUC values demonstrate comparability to autoinjectors for 30 minutes post-dosing and remain bracketed beyond 60 minutes after dosing Auvi-Q EpiPen Anaphylm Manual IM 1. Aquestive Therapeutics data on file. 32

Anaphylm demonstrated a rapid and robust PK profile1 Geometric Mean Epinephrine Concentrations by Product After a Single Dose Anaphylm’s epinephrine concentration: ● Exceeds Adrenalin beginning at 2 minutes ● Matches EAI’s by 10 minutes ● Sustains levels above Adrenalin intramuscular out to 35 minutes ● Remains above 100 pg/mL for the relevant period of time, which is 60 minutesError bars: + SE 1. Aquestive Therapeutics data on file. 33

Time to maximum concentration of Anaphylm demonstrates more consistency1 Time Post-Dosing to Maximum Concentration of Epinephrine ● Tmax is a surrogate for speed of absorption, a critical factor in treating Anaphylaxis ● Tmax consistency is an important measure of clinical performance ● Anaphylm Tmax interquartile range (5 min) is more consistent than EpiPen, Auvi-Q, and Adrenalin ● Anaphylm median Tmax of 12 minutes is faster than EpiPen (20 mins), Auvi-Q (30 mins), and Adrenalin (50 mins) Manual IM 1. Aquestive Therapeutics data on file. 34 Anaphylm EpiPen Auvi-Q 5 Min 25 Min 15 Min 32 Min 0 25 50 75 100 125 150 175 200 T m a x ( m in u te s )

Anaphylm demonstrates rapid pharmacodynamic (PD) effects1 Manual IMAnaphylmEpiPenAuvi-Q Median Change in Systolic Blood Pressure Over Time -5 0 5 10 15 20 S B P ( m m H g ) 0 30 60 90 120 150 180 210 240 Time (minutes) Median Change in Diastolic Blood Pressure Over Time 0 30 60 90 120 150 180 210 240 Time (minutes) -6 -3 0 3 6 9 12 D B P ( m m H g ) Manual IMEpiPen AnaphylmAuvi-Q Median Change in Pulse Over Time -2 0 2 4 6 8 10 12 0 30 60 90 120 150 180 210 240 Time (minutes) P u ls e ( b p m ) Manual IMEpiPen AnaphylmAuvi-Q ● Epinephrine is administered during anaphylaxis to quickly raise heart rate and blood pressure to normal levels ● PD results were consistent with previous clinical study results 1. Aquestive Therapeutics data on file. 35

Supportive Studies and Clinical Timeline 36

Anaphylm temperature/pH study results1 1. Aquestive Therapeutics data on file. 37 Test Condition Cmax (Test Condition/Room Temperature Water) AUC0-60min (Test Condition/Room Temperature Water) Cold water 106% 98% Hot water 104% 107% Lemon water (target pH: 3) 98% 99% Baking soda water (target pH:8) 123% 132% Key Takeaways: ● No significant difference in PK results based on changes in temperature and pH

Anaphylm temperature/pH study PD results1 1. Aquestive Therapeutics data on file. 38 Key Takeaways: ● Topline results demonstrate no statistically significant difference in the maximum increase in systolic blood pressure due to temperature/pH conditions ● PD results for this study are in alignment with prior study results Median Change in Systolic Blood Pressure Over 60 Minutes Following Administration of Anaphylm (epinephrine) Sublingual Film

Anaphylm self-administration PK study results1 Key Takeaways: ● Cmax was not statistically different whether Anaphylm was self-administered or administered by an HCP ● Median Tmax was 15 minutes for Anaphylm whether self-administered or administered by an HCP ● Median Tmax for the Adrenalin intramuscular (IM) injection was 50 minutes after dosing 1. Aquestive Therapeutics data on file. 39

Anaphylm self-administration study PD results1 1. Aquestive Therapeutics data on file. 40 Key Takeaways: ● Topline PD results demonstrate no significant difference in the median increase in systolic blood pressure whether Anaphylm is self-administered or HCP-administered ● PD results for this study are in alignment with prior study results Median Change in Systolic Blood Pressure Over 60 Minutes

Expected clinical and regulatory timeline for Anaphlym 41 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Temperature/pH Study Completed Oral Allergy Syndrome (OAS) Study Self-Administration Study Completed Pre-NDA Meeting File NDA Pediatric Study

Pipeline Products 42

Expected full launch path for Libervant (diazepam) Buccal Film Libervant for patients ages six and up • Currently anticipate receiving full FDA approval in January 2027 • Plan to launch for ages six to eleven years, if approved by FDA PDUFA Date • December 23, 2021 Tentative FDA approval received for patients 12 and up • August 30, 2022 43 Libervant approved for patients ages two to five years • Received FDA approval on April 26, 2024 • Commercialization underway • Accepting and filling prescriptions ®

AQST-108 (epinephrine) Topical Gel

Human Skin Structure



Hair Shaft
Sweat Pore
Nerve
Sebaceous Gland
Sweat Gland
Hair Follicle
Adipocytes
Epidermis
Derma
Hypoderis
Muscles

- The utility of exogeneous epinephrine for the treatment of medical conditions has **been limited due to the molecule's five-** minute half-life as well as poor absorption capabilities[1]
- **Aquestive's** Adrenaverse technology unlocks the potential of epinephrine by addressing both problems[2]
- Completed First-in-Human Study (FIH)
- Pursing Alopecia areata as an initial indication[3]

1. Jeong, W.Y., Kwon, M., Choi, H.E. et al. Recent advances in transdermal drug delivery systems: a review. Biomater Res 25, 24 (2021). 2. Aquestive Therapeutics data on file.
3. See Investor Day Presentation dated September 27 located at Aquestive.com/investors/eventsandpresentations for more detail on clinical development and the commercial overview.

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45 Phase 2a • N=48, 3 doses and placebo • 12 weeks • Trichoscopy evaluations and labs at baseline, 2, 4, 6, 8 & 12 weeks Objectives of Phase 2a Study Assess the safety and efficacy of AQST-108 in Alopecia Areata patients following 12 weeks of treatment as determined by digital imagery (Canfield) Objectives of Phase 2b Study Evaluate the safety and efficacy of AQST-108 compared to placebo in AA patients with less than 50% scalp hair loss, on regrowth of lost hair (as measured by change from baseline in Severity of Alopecia Tool (SALT) Score) at week 24 AQST-108 planned Phase 2 Alopecia areata clinical study¹ Phase 2b Continuation • Additional subjects • 12 additional weeks for Ph2a subjects • 24 weeks for additional subjects • SALT, trichoscopy and labs 1. Plan on commencing study after alignment with the FDA. A Phase 2, multi-center, double-blind, placebo-controlled, dose-ranging, adaptive study to evaluate the safety and efficacy of AQST-108 in mild to moderate Alopecia areata patients

Planned AQST-108 clinical and regulatory pathway¹ 46 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Open IND Pre-IND Meeting Phase 2A Phase 2B 1. End of phase 2 meeting with the FDA is planned for the fourth quarter of 2025 or the first quarter of 2026. Request Pre-IND Meeting

Financial Guidance 47

2024 expected outlook as of August 6, 2024 Total revenues of approximately $57 to $60 million Non-GAAP adjusted EBITDA loss of approximately $20 to $23 million Cash runway extended into 2026 with completion of $77.5 million underwritten public offering with high quality institutional healthcare investors 48 2024 Outlook

Thank You 49